SUPPLEMENT DATED JUNE 22, 2006
                              TO THE PROSPECTUS OF

                  ALLIANZ HIGH FIVE(TM) BONUS VARIABLE ANNUITY
                                DATED MAY 1, 2006
                                    ISSUED BY
            ALLIANZ LIFE INSURANCE COMPANY OF PLACENORTH AMERICA, AND
                         ALLIANZ LIFE VARIABLE ACCOUNT B


            THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN
                  THE PROSPECTUS AND SHOULD BE ATTACHED TO THE
                  PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.


In Appendix E on page 90 of the prospectus, the value of FPW, a component of the GMDB adjusted partial withdrawal formula, is revised as follows to reflect the correct allowable partial withdrawal privilege amount of 10% instead of 12%:

      FPW = The amount of the partial withdrawal (before any MVA) that together with any other previous partial withdrawals taken during the Contract Year does not exceed 10% of total Purchase Payments (the partial withdrawal privilege). However, if you take a traditional Partial Annuitization, the entire amount of Contract Value (before any MVA) applied to the traditional Partial Annuitization will be included in the RPW portion of this formula.
                                                                   PRO-004-0506